EXHIBIT 10.16

EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED

MASTER CREDIT FACILITY AGREEMENT

(MAA II)

THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the “Amendment”) is effective as of the 31st day of March, 2005, by and among (i) (a) MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation (the “REIT”), (b) MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership (“OP”) (the REIT and OP being collectively referred to as “Borrower”), and (ii) PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation (“Lender”).

RECITALS

A.         Borrower is a party to that certain Master Credit Facility Agreement dated as of the 22nd day of August, 2002, by and between Borrower and Lender, which was amended and restated pursuant to that certain Amended and Restated Master Credit Facility Agreement dated as of December 10, 2003, which has been further amended and restated pursuant to that certain Second Amended and Restated Master Credit Facility Agreement dated as of March 30, 2004, as amended by that certain First Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of March 31, 2004, as further amended by that certain Second Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of April 30, 2004, as further amended by that certain Third Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of August 3, 2004, as further amended by that certain Fourth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of August 31, 2004, as further amended by that certain Fifth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of October 1, 2004, as further amended by that certain Sixth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of December 1, 2004, and as further amended by that certain Seventh Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of December 15, 2004 (as amended from time to time, the “Master Agreement”).

B.         All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of August 22, 2002 and that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of December 10, 2003 and that certain Assignment of Collateral Agreements and Other Loan Documents dated as of March 31, 2004 (collectively, the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Loans contemplated by the Master Agreement. Lender is entering into this Amendment in its capacity as servicer of the loan set forth in the Master Agreement.

C.        Borrower and Lender are executing this Amendment pursuant to the Master Agreement to provide for (i) the release of the Mortgaged Property known as Eastview from the Collateral Pool, and (ii) the amendment of Schedule II to the Master Agreement..

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1.       Collateral Pool. Exhibit A to the Master Agreement is hereby deleted and replaced with the attached Exhibit A to reflect the release of the Mortgaged Property known as Eastview from the Collateral Pool.

Section 2.        Property Management Agreements. Exhibit AA is hereby deleted in its entirety and replaced with the Exhibit AA attached to this Amendment.

Section 3.        Schedule II. Schedule II is hereby deleted in its entirety and replaced with the Schedule II attached to this Amendment.

Section 4.        Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 5.        Reaffirmation. The REIT and OP hereby reaffirm their obligations under the Agreement as Borrower.

Section 6.        Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

Section 7.       Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

MID-AMERICA APARTMENT COMMUNITIES,

INC., a Tennessee corporation

By:	__________________________________

Name: Al Campbell

Title:	Senior Vice President and Treasurer

MID-AMERICA APARTMENTS, L.P.,

a Tennessee limited partnership

By:	Mid-America Apartment Communities, Inc.,

a Tennessee corporation, its general partner

By:	_____________________________
Name:	Al Campbell

                Title:Senior Vice President and Treasurer

[SIGNATURES FOLLOW ON NEXT PAGE]

LENDER:

PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a        Delaware corporation

By:	________________________________________
Name:	Linda Clark
Title:	Assistant Vice President

[SIGNATURES FOLLOW ON NEXT PAGE]

EXHIBIT A

SCHEDULE OF INITIAL MORTGAGED PROPERTIES

AND INITIAL VALUATIONS

Property Name	County	Property Location	Initial Valuation
Abbington Place	Madison	Huntsville, AL	$4,670,000
Paddock Club Montgomery	Montgomery	Montgomery, AL	$10,370,000
Terraces at Towne Lake II	Cherokee	Woodstock, GA	$14,870,000
Terraces at Fieldstone	Rockdale	Conyers, GA	$20,700,000
Paddock Club Columbia I and II	Richland	Columbia, SC	$13,420,000
The Mansion	Fayette	Lexington, KY	$7,630,000
Brentwood Downs	Davidson	Nashville, TN	$14,600,000
Calais Forest	Pulaski	Little Rock, AR	$9,900,000
Southland Station II	Houston	Warner Robins, GA	$8,050,000
Fairways at Hartland	Warren	Bowling Green, KY	$10,900,000
Paddock Club Murfreesboro	Rutherford	Murfreesboro, TN	$14,160,000
Whisperwood	Muscogee	Columbus, GA	$49,900,000
River Trace I	Shelby	Memphis, TN	$8,975,000
Wildwood I	Thomas	Thomasville, GA	$3,825,000
Three Oaks I	Lowndes	Valdosta, GA	$3,950,000
Westbury Springs	Gwinnett	Lilburn, GA	$6,775,000
Hickory Farms	Shelby	Memphis, TN	$6,475,000
Gleneagles	Shelby	Memphis, TN	$6,850,000
The Oaks	Madison	Jackson, TN	$2,825,000
TPC Greenville	Greenville	Greenville, SC	$8,930,000
TPC Huntsville	Madison	Huntsville, AL	$17,800,000
Eagle Ridge	Birmingham	Birmingham, AL	$8,400,000
River Hills	Grenada	Grenada, MS	$1,600,000
Stonemill Village	Jefferson	Louisville, KY	$19,825,000
Woodwinds	Aiken	Aiken, SC	$7,000,000
Tanglewood	Anderson	Anderson, SC	$5,110,000
Wood Hollow	Duval	Jacksonville, FL	$22,800,000
Terraces at Towne Lake I	Cherokee	Woodstock, GA	$16,450,000
Grand Reserve	Fayette	Lexington, KY	$23,200,000
Belmere	Hillsborough	Tampa, FL	$11,150,000
Bradford Chase (WV)	Madison	Jackson, TN	$4,960,000
Crosswinds	Rankin	Jackson, MS	$13,420,000
Fairways at Royal Oak	Clermont	Cincinnati, OH	$9,800,000
Hermitage at Beechtree	Wake	Cary, NC	$8,720,000
Hidden Lake II	Fulton	Union City, GA	$7,050,000
High Ridge	Clarke	Athens, GA	$6,600,000
Howell Commons	Greenville	Greenville, SC	$12,380,000
Kirby Station	Shelby	Memphis, TN	$15,800,000
Lakepointe	Fayette	Lexington, KY	$4,425,000
Lakeside	Duval	Jacksonville, FL	$21,100,000
Marsh Oaks	Duval	Atlantic Beach, FL	$5,500,000
Napa Valley	Pulaski	Little Rock, AR	$10,500,000
Park Haywood	Greenville	Greenville, SC	$5,600,000
Park Place	Spartanburg	Spartanburg, SC	$6,470,000
Pear Orchard	Madison	Jackson, MS	$15,700,000

Savannah Creek	DeSoto	Southaven, MS (Memphis suburb)	$9,550,000
Shenandoah Petersburg	Columbia	Augusta, GA	$9,567,000
Somerset	Hinds	Jackson, MS	$3,160,000
Southland Station I	Houston	Warner Robins, GA	$7,300,000
Steeplechase	Hamilton	Chattanooga, TN	$4,000,000
Sutton Place	DeSoto	Southaven, MS (Memphis suburb)	$10,800,000
Tiffany Oaks	Seminole	Altamonte Springs, FL	$14,750,000
Village	Fayette	Lexington, KY	$10,340,000
Westside Creek I	Pulaski	Little Rock, AR	$7,010,000
Willow Creek	Muscogee	Columbus, GA	$10,150,000
Links at Carrollwood	Hillsborough	Tampa, FL	$13,050,000
Grand View	Nashville	Nashville, TN	$26,805,000
Three Oaks II	Lowndes	Valdosta, GA	$4,737,000
Wildwood II	Thomas	Thomasville, GA	$3,950,000
Lighthouse Court	Clay	Orange Park, FL	$40,092,000
Colony at South Park	Aiken	Aiken, SC	$8,100,000
Woodstream	Guilford	Greensboro, NC	$11,300,000
Walden Creek	Henry	McDonough, GA	$12,783,000
Cedar Mill	Shelby	Memphis, TN	$9,130,000
Hamilton Pointe	Hamilton	Chattanooga, TN	$13,100,000
Hidden Creek	Hamilton	Chattanooga, TN	$11,100,000
Lakeshore Landing	Madison	Jackson, MS	$8,925,000
River Trace II	Shelby	Memphis, TN	$6,675,000
Vistas	Bibb	Macon, GA	$8,000,000
Hidden Lake I	Fulton	Union City, GA	$7,700,000
Park Walk	Clayton	College Park, GA	$5,500,000
Woodridge	Hinds	Jackson, MS	$8,500,000
Lincoln on the Green	Shelby	Memphis, TN	$34,400,000
Paddock Club Lakeland I and II	Polk	Lakeland, FL	$30,000,000
Paddock Club Jacksonville I, II, and III	Duval	Jacksonville, FL	$34,400,000

EXHIBIT AA TO

SECOND AMENDED AND RESTATED

MASTER CREDIT FACILITY AGREEMENT

SCHEDULE OF APPROVED

PROPERTY MANAGEMENT AGREEMENTS

	Property Name	Manager
1.	Abbington Place	Mid-America Apartment Communities, Inc.
2.	Paddock Club Montgomery	Mid-America Apartment Communities, Inc.
3.	Terraces at Towne Lake II	Mid-America Apartment Communities, Inc.
4.	Terraces at Fieldstone	Mid-America Apartment Communities, Inc.
5.	Paddock Club Columbia I and II	Mid-America Apartment Communities, Inc.
6.	The Mansion	Mid-America Apartment Communities, Inc.
7.	Brentwood Downs	Mid-America Apartment Communities, Inc.
8.	Calais Forest	Mid-America Apartment Communities, Inc.
9.	Southland Station II	Mid-America Apartment Communities, Inc.
10.	Fairways at Hartland	Mid-America Apartment Communities, Inc.
11.	Paddock Club Murfreesboro	Mid-America Apartment Communities, Inc.
12.	Whisperwood	Mid-America Apartment Communities, Inc.
13.	River Trace I	Mid-America Apartment Communities, Inc.
14.	Wildwood I	Mid-America Apartment Communities, Inc.
15.	Three Oaks I	Mid-America Apartment Communities, Inc.
16.	Westbury Springs	Mid-America Apartment Communities, Inc.
17.	Hickory Farms	Mid-America Apartment Communities, Inc.
18.	Gleneagles	Mid-America Apartment Communities, Inc.
19.	The Oaks	Mid-America Apartment Communities, Inc.
20.	TPC Greenville	Mid-America Apartment Communities, Inc.
21.	TPC Huntsville	Mid-America Apartment Communities, Inc.
22.	Eagle Ridge	Mid-America Apartment Communities, Inc.
23.	River Hills	Mid-America Apartment Communities, Inc.
24.	Stonemill Village	Mid-America Apartment Communities, Inc.
25.	Woodwinds	Mid-America Apartment Communities, Inc.
26.	Tanglewood	Mid-America Apartment Communities, Inc.
27.	Wood Hollow	Mid-America Apartment Communities, Inc.
28.	Belmere	Mid-America Apartments, L.P.
29.	Bradford Chase (WV)	Mid-America Apartments, L.P.
30.	Crosswinds	Mid-America Apartments, L.P.
31.	Fairways at Royal Oak	Mid-America Apartments, L.P.
32.	Grand Reserve	Mid-America Apartments, L.P.
33.	Hermitage at Beechtree	Mid-America Apartments, L.P.
34.	Hidden Lake II	Mid-America Apartments, L.P.
35.	High Ridge	Mid-America Apartments, L.P.
36.	Howell Commons	Mid-America Apartments, L.P.
37.	Kirby Station	Mid-America Apartments, L.P.
38.	Lakepointe	Mid-America Apartments, L.P.

39.	Lakeside	Mid-America Apartments, L.P.
40.	Marsh Oaks	Mid-America Apartments, L.P.
41.	Napa Valley	Mid-America Apartments, L.P.
42.	Park Haywood	Mid-America Apartments, L.P.
43.	Park Place	Mid-America Apartments, L.P.
44.	Pear Orchard	Mid-America Apartments, L.P.
45.	Savannah Creek	Mid-America Apartments, L.P.
46.	Shenandoah Petersburg	Mid-America Apartments, L.P.
47.	Somerset	Mid-America Apartments, L.P.
48.	Southland Station I	Mid-America Apartments, L.P.
49.	Steeplechase	Mid-America Apartments, L.P.
50.	Sutton Place	Mid-America Apartments, L.P.
51.	Terraces at Towne Lake I	Mid-America Apartments, L.P.
52.	Tiffany Oaks	Mid-America Apartments, L.P.
53.	Village	Mid-America Apartments, L.P.
54.	Westside Creek I	Mid-America Apartments, L.P.
55.	Willow Creek	Mid-America Apartments, L.P.
56.	Links at Carrollwood	Mid-America Apartments, L.P.
57.	Grand View	Mid-America Apartments, L.P.
58.	Three Oaks II	Mid-America Apartments, L.P.
59.	Wildwood II	Mid-America Apartments, L.P.
60.	Lighthouse Court	Mid-America Apartments, L.P.
61.	Colony at South Park	Mid-America Apartments, L.P.
62.	Woodstream	Mid-America Apartments, L.P.
63.	Walden Creek	Mid-America Apartments, L.P.
64.	Cedar Mill	Mid-America Apartments, L.P.
65.	Hamilton Pointe	Mid-America Apartments, L.P.
66.	Hidden Creek	Mid-America Apartments, L.P.
67.	Lakeshore Landing	Mid-America Apartments, L.P.
68.	River Trace II	Mid-America Apartments, L.P.
69.	Vistas	Mid-America Apartments, L.P.
70.	Hidden Lake I	Mid-America Apartments, L.P.
71.	Park Walk	Mid-America Apartments, L.P.
72.	Woodridge	Mid-America Apartments, L.P.
73.	Lincoln on the Green	Mid-America Apartments, L.P.
74.	Paddock Club Lakeland I and II	Mid-America Apartments, L.P.
75.	Paddock Club Jacksonville I, II and III	Mid-America Apartments, L.P.

SCHEDULE II

Credit Enhancement Fee Schedule

Counter Party	Swap Effective Date	Maturity	Principal	Credit Enhancement Fee
SunTrust	K 6/1/2003	6/1/2010	50,000,000	18 basis points
DeutscheBank	U 9/1/2004	9/1/2011	50,000,000	17 basis points
Deutsche Bank	U 12/1/2004	12/1/2011	25,000,000	17 basis points
RBC Capital Markets	5/2/2005	5/1/2012	50,000,000	17 basis points